UNITED STATES

             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K
                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities and
                    Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported):
               June 14, 2004 (June 3, 2004)

                       INNOVO GROUP INC.
     (Exact name of registrant as specified in charter)

     Delaware             0-18926            11-2928178
(State or other    (Commission File No.)  (IRS Employer
  jurisdiction                          Identification No.)
of incorporation)

  5804 East Slauson Avenue,  Commerce, California   90040
     (Address of principal executive offices)     (Zip Code)

      Registrant's telephone number, including area code:
                        (323) 725-5516

                          No Change
(Former name or former address, if changed since last filing)

Item 5.  Other Events and Required FD Disclosure


     On June 4, 2004, Innovo Group Inc., or Innovo Group, issued a press release in connection with its annual meeting of stockholders held on June 3, 2004 announcing the approval of the three proposals on the ballot: (1) the election of nine directors, (2) the approval and adoption of the 2004 Stock Incentive Plan, and (3) the ratification of the appointment of Ernst & Young LLP as Innovo Group's independent auditors for the fiscal year ending November 27, 2004. The Press Release is attached hereto and incorporated herein by reference as Exhibit 99.1 to this Current Report on Form 8-K.

     As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2004, Innovo Group announced the creation of a new denim brand, IndieTM. On June 14, 2004, Innovo Group issued a Press Release, which is attached hereto and incorporated herein by reference as Exhibit 99.2 to this Current Report on Form 8-K, disclosing more details about the IndieTM denim brand.

     Item 7.  Exhibits


(c)  Exhibits

     Exhibit
     Number    Description

     Exhibit 99.1   Press Release dated June 4, 2004

     Exhibit 99.2   Press Release dated June 14 2004.

                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              INNOVO GROUP INC.
                              (Registrant)

Date:  June 14, 2004          By: /S/ Samuel J. Furrow, Jr.
                                 --------------------------
                                 Samuel J. Furrow, Jr.
                                 Chief Executive Officer and
                                 Director
                                (Principal Executive Officer)

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